UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2010

Interplay Entertainment Corp.
(Exact name of registrant as specified in its charter)

Delaware	0-24363	33-0102707
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

12301 Wilshire Boulevard, Los Angeles, California 90025
(Registrant's telephone number, including area code):  (310) 979-7070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01OTHER EVENTS

On April 21, 2010, Bethesda Softworks LLC (“Bethesda”) dismissed the appeal it filed seeking to overturn the Order of the Hon. Deborah K. Chasanow, Judge of the United States District Court for the District of Maryland, denying in all respects the motion filed by Bethesda to preliminarily enjoin Interplay Entertainment Corp. (“Interplay”) from continuing to sell FALLOUT®, FALLOUT® 2, FALLOUT® Tactics, and FALLOUT® Brotherhood of Steel and to prevent Interplay from creating a FALLOUT®-branded massively-multiplayer online game pending a final determination of the respective claims of Bethesda and Interplay on the merits, in the action entitled Bethesda Softworks LLC v. Interplay Entertainment Corp., Case No. 09-CV-2357(DKC). Interplay will continue to defend its rights and to pursue its Counter-Claims against Bethesda, for among other things, Breach of Contract and Declaratory Judgment and an award of damages, attorney fees and other relief.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interplay Entertainment Corporation (Registrant)

DATE: April 21, 2010	/s/ Herve Caen Herve Caen Chief Executive Officer and Interim Chief Financial Officer